                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): May 18, 2005
                                                          ------------

                                   NuCO2 Inc.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

          Florida                       0-27378                  65-0180800
          -------                       -------                  ----------
(State or Other Jurisdiction          (Commission             (IRS Employer
        of Incorporation)             File Number)           Identification No.)

                  2800 S.E. Market Place, Stuart, Florida           34997
         -------------------------------------------------------------------
                  (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written  communications  pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

          |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

Exhibit 99.1 to this Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c)  Exhibits.

           EXHIBIT NO.        DESCRIPTION

           99.1               Press Release of the Company dated May 19, 2005.

                                       1

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       NUCO2 INC.

Date:  May 19, 2005
                                       By: /s/ Eric M. Wechsler
                                          --------------------------------------
                                          Eric M. Wechsler,
                                          General Counsel

                                       2